ASSIGNMENT OF LEASE

This Assignment of Lease (the “Agreement”) is made and effective October 31, 2012,

BETWEEN:

Nano Essentials Inc (the "Assignor"), a corporation organized and existing under the laws of the Province of Ontario, with its head office located at: 33 Harbour  Square #2409, Toronto, ON

AND:

Eastgate Pharmaceuticals Inc. (the "Assignee"), a corporation organized and existing under the laws of the Province of Ontario, with its head office located at: 488-492 Champagne Drive, North York, ON  M3J 2T9

1.

ASSIGNMENT OF LEASE

For value received, Assignor assigns and transfers to Assignee that lease, dated May 16, 2012, executed by assignor as lessee and byOgen Investments Inc. as lessor, of the following described premises:

488-492 Champagne Drive, North York, ON  M3J 2T9

together with all his right, title, and interest in and to the lease and premises, subject to all the conditions and terms contained in the lease, to have and to hold from November 1, 2012, until the present term of the lease expires on May 31, 2017.

A copy of the lease is attached hereto and made a part hereof by reference.

2.

ASSIGNOR WARRANTIES AND REPRESENTATION

Assignor covenants that he is the lawful and sole owner of the interest assigned hereunder; that this interest is free from all encumbrances; and that he has performed all duties and obligations and made all payments required under the terms and conditions of the lease.

Assignee agrees to pay all rent due after the effective date of this assignment, and to assume and perform all duties and obligations required by the terms of the lease.

3.

CONSENT OF LESSOR

The Lessor, named in the above assignment of that lease executed on May 16, 2012, wishes to consent to this Assignment. The Lessor also consents to the agreement by Assignee to assume after November 1, 2012, the payment of rent and performance of all duties and obligations as set forth in the lease, and releases Assignor from all duties and obligations under the lease, including the payment of rent, after October 31, 2012, and accept Assignee as lessee in the place of Assignor.

4.

BINDING AGREEMENT

The assignment shall be binding upon and inure to the benefit of the parties, and their successors and assigns.

IN WITNESS WHEREOF, the Assignor has executed this Assignment on the day and year first above written.

ASSIGNOR

ASSIGNEE

/s/ Mirjana Hasanagic

/s/ Anna Gluskin

Authorized Signature

Authorized Signature

Mirjana Hasanagic

Anna Gluskin

Print Name and Title

Print Name and Title

LESSOR

/s/ Fred Guth

Authorized Signature

Fred Guth

Print Name and Title

Endnotes

© Copyright Envision Corporation. 2002. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

          © Copyright Envision Corporation. 2002. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

          © Copyright Envision Corporation. 2002. All rights reserved. Protected by the copyright laws of the United States & Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL BE SUED IN A COURT OF LAW.

© Copyright Envision Corporation. 2002. All rights reserved. Protected by the copyright laws of the United States and Canada and by international treaties. IT IS ILLEGAL AND STRICTLY PROHIBITED TO DISTRIBUTE, PUBLISH, OFFER FOR SALE, LICENSE OR SUBLICENSE, GIVE OR DISCLOSE TO ANY OTHER PARTY, THIS PRODUCT IN HARD COPY OR DIGITAL FORM. ALL OFFENDERS WILL AUTOMATICALLY BE SUED IN A COURT OF LAW.

Assignment of Lease